Exhibit 99.2
MANAGEMENT SERVICES AGREEMENT

THIS AGREEMENT made this 1st day of January, 2008 (the “Effective Date”),

BETWEEN:

KATEMY HOLDINGS INC.
5403A Harvester Road
Burlington, ON L7L 5J7

(“Katemy”)

AND:

LUMONALL, INC., (as defined below)
having  place of business at 3565 King Road, Suite 102, King City, Ontario,
L7B 1M3;

(the “Company”).

RECITALS:

A.	The company has agreed to engage Katemy Holdings Inc. to perform the Management Services and Katemy has agreed to perform such Services, in accordance with the terms and conditions contained herein;

B.	Katemy is an independent contractor and is not, solely by operation of this Agreement, an employee of the Company;

C.
The Company has also requested that Katemy enter into confidentiality provisions, and Katemy has agreed to do so, to specify the obligations of confidentiality which Katemy has agreed to accept as a condition of Katemy being engaged to perform the Services; and

WITNESS THAT in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follow:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement, including the recitals and any schedules, the following words and expressions have the following meanings unless the context otherwise requires:

(a)
“Confidential Information” means all information or data which may before or after the date of this Agreement be delivered to Katemy by the Company or by any affiliate of the Company or which may otherwise come within the knowledge of Katemy or which may be developed by Katemy or any subsidiary or affiliate of Katemy or any employee of any of them in connection with the Services or from any of the other Confidential Information including, without limiting the generality of the foregoing, all information or data regarding manufacturing processes, programs, plants, products, costs, equipment, operations, distribution, marketing or customers relating to the products; all technical information, procedures, processes, diagrams, specifications, improvements, formulations, plans and data relating to the products and services and all documents delivered by the Company or any affiliate of the Company which are marked as confidential or as proprietary information.

(b)
“Intellectual Property Rights” means all rights in respect of intellectual property including, without limitation, all patent, industrial design, integrated circuit topography, know-how, trade secret, privacy and trade-mark rights and copyright, to the extent those rights may subsist anywhere in the universe.

(c)	“Service” means all service that Katemy may provide from time to time for the Company including, without limitation, those provided in Schedule “A” hereto.

1.2	Entire Agreement

This Agreement supersedes all previous invitations, proposals, letter, correspondence, negotiations, promises, agreement, covenants, conditions, representations and warranties with respect to the subject matter of this Agreement.  There is no representation, warranty, collateral term or condition affecting this Agreement for which any party can be held responsible in any way, other than as expressed in writing in the Agreement.

1.3	Amendments

No change or modification of this Agreement will be valid unless it is in writing and signed by each party to this Agreement.

1.4	Invalidity of Particular Provision

It is intended that all of the provisions of this Agreement will be fully binding and effective between the parties.  In the event that any particular provision or provisions or a part of one or more is found to be void, voidable or unenforceable for any reason whatsoever, then the particular provision or provisions or part of the provision will be deemed severed from the remainder of this Agreement.  The other provisions of the Agreement will not be affected by the severance and will remain in full force and effect.

1.5	Governing Law

This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario.

ARTICLE 2
DUTIES OF KATEMY

2.1	Engagement

The Company hereby engages Katemy and the services of Katemy’s assistant to provide the Services to the Company as described in Schedule “A” hereto and Katemy hereby covenants and agrees to provide such Services to the Company subject to the terms and conditions of the Agreement.

2.2	Scope of Duties

Katemy will devote adequate time, attention, abilities and sufficient hours to its duties hereunder and Katemy will give the Company the benefit of its knowledge, expertise and ingenuity.

2.3	Duty to the Company

During the term of this Agreement Katemy will well and faithfully serve the Company and use all reasonable endeavours to promote the interest of the Company.  Katemy will act honestly, in good faith and in the best interests of the Company.  Katemy will adhere to all applicable policies of the Company.

2.4	Business of the Company

Katemy will not, during the term of this Agreement, engage in any business, enterprise or activity that is contrary to or detracts from the due performance of the business of the Company.

ARTICLE 3
REMUNERATION

3.1	Remuneration

The remuneration of Katemy will be at the rate and on the terms specified in Schedule “B” hereto, or on any replacement thereof initialled by all parties.

   3.2  Expenses

Katemy will be reimbursed for all reasonable out-of–pocket expenses actually and properly incurred by it in connection with its duties hereunder provided that Katemy first furnishes statements and vouchers for all such expenses to the Company.  Unless otherwise specifically provided in Schedule “B”, Katemy will be reimbursed by the Company for all reasonable expenses necessarily and actually incurred by Katemy in the performance of the Services, provided that Katemy submits to the Company detailed invoices and supporting documentation acceptable to the Company, acting reasonably. Katemy will invoice the Company for such expenses monthly in arrears.  All such Company approved invoices will be payable by the Company reasonably upon receipt of each such invoice.

   3.3  Management Services Agreement Not Employee

The parties agree that Katemy is not an employee of the Company and, as such, save as required by law, there will be no deductions for any statutory withholdings such as income tax, Government Pension Plan, Employment Insurance or Workers Compensation.

   3.4  Statutory Withholdings

Katemy agrees to make and remit all statutory withholdings as may be required.

ARTICLE 4
CONFIDENTIALITY

4.1	General Obligation of Confidentiality

Katemy acknowledges that the Confidential Information consists entirely of information and knowledge, which is the exclusive property of the Company or its subsidiaries and affiliates or persons from whom the Company has obtained its rights.  Katemy will treat the Confidential Information obtained by it in strict confidence and will not disclose the Confidential Information made available to it unless otherwise required by law, except as previously approved in writing by the Company.  Katemy will protect such Confidential Information from disclosure by exercising a standard of care as may reasonably be expected to preserve its secret and confidential nature.  All documents containing Confidential Information are the property of the Company.  Without limiting the generality of the foregoing, Katemy hereby transfers to the Company the property rights in all documents which now or hereafter may contain the Confidential Information.

4.2	Use of Confidential Information

Katemy will not use Confidential Information for any purpose other than as may reasonably be required in order to perform the Services.

4.3	Exceptions

Any obligations specified in the Article will not apply to the following:

(a)	any information, which is presently in the public domain; and

(b)	any information which subsequently becomes part of the public domain through no fault of Katemy or any officer, director, employee or agent of Katemy; or

(c)	any information, which is required to be disclosed by a court of competent jurisdiction.

ARTICLE 5
OWNERSHIP OF RIGHTS

5.1	The Company’s Ownership of Rights

(a)	Katemy acknowledges and agrees as follows with respect to the ownership of rights by the Company and the limitation of Katemy’s rights:

(b)
Nothing contained in this Agreement will be construed as an assignment to Katemy of any right, title or interest in the Confidential Information.  All right, title and interest relating to the Confidential Information is expressly reserved by the Company.

(c)
Katemy will not at any time apply for any Intellectual Property Rights that would affect the ownership by the Company of any Intellectual Property Rights associated with the Confidential Information or file any document with any government authority anywhere in the world or take any other action which could affect such ownership of Intellectual Property Rights associated with the Confidential Information or aid or abet anyone else in doing so.  To the extent that copyright may subsist in the Confidential Information Katemy hereby waives all past, present and future moral rights Katemy may have.

ARTICLE 6
NON-COMPETITION

6.1	Non-Competition

Katemy will not, without the prior written consent of the Company during the term of the Agreement and during the one year period immediately following the termination of the Agreement, within North America (the “Prohibited Area”):

(a)	undertake to perform on behalf of any other entity any service that would conflict directly or indirectly with the performance of the Services under this Agreement; and

(b)	divert or attempt to divert any business of, or any customers of the Company or of any of its subsidiaries, to any other competitive establishment, by direct or indirect inducement or otherwise; and

(c)
directly or indirectly impair or seek to impair the reputation of the Company, nor any relationships that the Company has with its employees, customers, suppliers, agents or other parties with which the Company does business or has contractual relations; or

(d)
directly or indirectly, in any way, solicit, hire or engage the services of any employee of the Company, or persuade or attempt to persuade any such individual to terminate his or her employment with the Company.

ARTICLE 7
INDEMNITY

   7.1  Indemnity

Katemy will defend, indemnify and save harmless the Company from and against all actions, proceedings, demands, claims, liabilities, losses, damages, judgments, cost and expenses including, without limiting the generality of the foregoing, legal fees and disbursements on a solicitor and his own Company basis (together with all applicable taxes) which the Company may be liable to pay or may incur by reason of a breach of the terms of this Agreement or any liability that Company may incur to any authority for source deductions and any other remittance obligations arising with respect to payment to Katemy pursuant to this Agreement.

ARTICLE 8
TERM

   8.1  This Agreement will take effect on the Effective Date and will continue in full force and effect until March 31, 2009, unless terminated by the Company in accordance with this Agreement.  The Company will notify Katemy of its decision regarding renewal of this Agreement for a further term of one year at least 90 days prior to the expiry of the term or the Renewal Term of this Agreement.

 8.2 Katemy agrees not to terminate the Agreement, for any reason other than non payment of remuneration, except with at least six months advance written notice prior to expiration of the term or Renewal Term of this agreement.

   8.4  The Company may, at any time, give 120 days’ advance written notice to Katemy of its intention to terminate this Agreement and on the expiration of such period this Agreement will be terminated.  In such event, the Company will be obligated to pay the remaining unpaid remuneration to the expiry of the term or the Renewal Term of this Agreement, in a lump sum on the expiration of the written ninety day notice period.

   8.5  The Company may terminate this Agreement without advance written notice to Katemy and without further remuneration past the date of termination, upon the occurrence of any of the following events:

(a)
Katemy’s commission of a crime which relates directly to the performance of this Agreement, or any act by Katemy involving money or other property involving the Company or an affiliate of the Company that would constitute a crime in the jurisdiction involved; or

(b)	any act by Katemy of fraud, misappropriation, dishonesty, embezzlement or similar conduct against the Company or an affiliate or customer of the Company; or

(c)
any material breach by Katemy of any of the terms of this Agreement which remains uncured after the expiration of 30 days following the delivery of written notice of such breach to Katemy by the Company; or

(d)
Katemy’s failure to devote adequate time to the Company’s business, or conduct by Katemy amounting to insubordination or inattention to, or substandard performance of Katemy’s duties and responsibilities under this Agreement, which remains uncured after the expiration of thirty days following the delivery of written notice of such failure or conduct to Katemy by the Company.

   8.6  Upon termination of this Agreement Katemy will return to the Company all Company property including all written information, tapes, discs or memory devices and copies thereof, and any other material on any medium in Katemy’s possession or control pertaining to the business of the Company, without retaining any copies or records of any Confidential Information whatsoever.

ARTICLE 9
GENERAL

9.1	Arbitration

All disputes arising out of or in connection with this contract, or in respect of any defined legal relationship associated therewith or derived there from, will be referred to and finally resolved by arbitration under the rules and statutes of the Province of Ontario.

   9.2  Notices

Any notice, direction, request or other communication required or contemplated by any provision of the Agreement will be given in writing and will be given by delivering or faxing same to the Company or Katemy, as the case may be, as follows:

(a)	To Katemy at:

5403A Harvester Road
Burlington, ON L7L 5J7

(b)	To the Company at:

3565 King Road, Suite 102
King City, Ontario, L7B 1M3

Attention:  Chief Executive Officer

Fax No.:    905-833-9847

Any such notice, direction, request or other communication will be deemed to have been given or made on the date on which it was delivered or, in the case of fax, on the next business day after receipt of transmission.  Either party may change its fax number or address for service from time to time by notice in accordance with the foregoing.

   9.3  Assignment

This Agreement is not assignable in whole or in part by Katemy or the Company without the prior written consent of the other party.  Any attempt to assign any of the rights, or to delegate any of the duties or obligations of this Agreement without such written consent is void. Any such change, which might occur without such consent, or any assignment occurring by reason of operation of law such as upon a bankruptcy or amalgamation will be deemed an event of default under this Agreement.

9.4	Waiver

No failure or delay on the party of any party in exercising any power or right under this Agreement will operate as a waiver of such power or right, nor will any single or partial exercise of any such right or power preclude any further or other exercise of such right or power under this Agreement.  No modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of the Agreement will be effective unless it is in writing.  Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.

9.5	Enurement

Subject to the restrictions on transfer contained in this Agreement, this Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the Parties have executed this Agreement on the day and year first written above:

LUMONALL, INC.	KATEMY HOLDINGS INC.
/s/ John G. Simmonds	/s/ Mike Hetherman
Name: John G. Simmonds	Name : Mike Hetherman
Title : Chairman and CEO

SCHEDULE “A”

Services

Katemy covenants and agrees with the Company that Michael Hetherman shall provide his services to the Company, for the purposes of President and Chief Operating Officer. Katemy will continue to serve in such capacity throughout the term or Renewal Term of this Agreement. Katemy understands that this is a new business and the roles will continue to evolve with the business. This agreement does not imply any rights or entitlements to Katemy and will be reviewed on a regular basis.

This agreement also includes the services of Katemy’s Administrative Assistant.

SCHEDULE “B”

Remuneration

The remuneration of Katemy will be a US$18,500 (or the CDN equivalent) per month paid on the first business day of the month.

Bonus

Katemy will receive a bonus of 2% of sales and 5% of EBITDA based on the results of the financial statements payable on a quarterly basis.